                       SUPPLEMENT DATED OCTOBER 23, 1998
                        TO PROSPECTUS DATED MAY 1, 1998
                           AS PREVIOUSLY SUPPLEMENTED
                               ON AUGUST 20, 1998

                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                            LATIN AMERICAN PORTFOLIO
                               PORTFOLIOS OF THE
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
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    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Emerging Markets and Emerging Markets Debt Portfolios. Madhav Dhar no longer serves as Portfolio Manager of the Emerging Markets Portfolio. Robert L. Meyer and Andy Skov now share primary responsibility for managing the assets of the Emerging Markets Portfolio. In addition, Paul Ghaffari no longer serves as Portfolio Manager of the Emerging Markets Debt Portfolio. Thomas L. Bennett, Stephen F. Esser and Abigail L. McKenna now share primary responsibility for managing the assets of the Emerging Markets Debt Portfolio. Accordingly, the sections "EMERGING MARKETS PORTFOLIO," "EMERGING MARKETS DEBT PORTFOLIO" and "LATIN AMERICAN PORTFOLIO" on pages 30 and 31 are hereby deleted and replaced with the following:

        EMERGING MARKETS PORTFOLIO -- ROBERT L. MEYER AND ANDY SKOV. Robert L. Meyer joined the Adviser in 1989. He is a Managing Director of the Adviser and of Morgan Stanley and co-manager of the Adviser's emerging markets group and head of the Adviser's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Andy Skov joined the Adviser in 1994 as a Portfolio Manager. Currently, he is a Principal of the Adviser and of Morgan Stanley. Prior to joining the Adviser, he worked in the Latin America group at Bankers Trust in corporate finance, research and sales; two of those years he spent in Argentina. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economic Development. Mr. Meyer has shared primary responsibility for managing the Portfolio's assets since September 1997. Mr. Skov has shared primary responsibility for managing the Portfolio's assets since October 1998.

        EMERGING MARKETS DEBT PORTFOLIO -- THOMAS L. BENNETT, STEPHEN F. ESSER AND ABIGAIL L. MCKENNA. Thomas L. Bennett, a Managing Director of Morgan Stanley, joined the Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. in Chemistry and an M.B.A. from the University of Cincinnati. Stephen F. Esser, a Managing Director of Morgan Stanley, joined
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    the Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (SUMMA CUM LAUDE; PHI BETA KAPPA) from the University of Delaware. Abigail McKenna joined the Adviser in 1996 and is a Vice President of the Adviser and Morgan Stanley. Ms. McKenna focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining the Adviser, she was a Senior Portfolio Manager at MIMCO from 1995 to 1996 and a Limited Partner at Weiss Peck & Greer from 1991 to 1995, where she was responsible for the trading and management of Corporate Bond Portfolios. Ms. McKenna holds a B.A. in International Relations from Georgetown University and is a Chartered Financial Analyst. Messrs. Bennett and Esser and Ms. McKenna have shared primary responsibility for managing the Portfolio's assets since October 1998.

        LATIN AMERICAN PORTFOLIO -- ROBERT L. MEYER AND ANDY SKOV. Robert L. Meyer and Andy Skov share primary responsibility for managing the Portfolio's assets. Information about Messrs. Meyer and Skov is included under the Emerging Markets Portfolio above. Mr. Meyer has had primary responsibility for managing the Portfolio's assets since inception. Mr. Skov has shared primary responsibility for managing the Portfolio's assets since May 1997.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE